Exhibit (s)

STONE RIDGE LONGEVITY RISK PREMIUM FIXED INCOME MASTER TRUST 2045

STONE RIDGE LONGEVITY RISK PREMIUM FIXED INCOME TRUSTS

POWER OF ATTORNEY

Each of the persons whose name appears below hereby severally constitutes and appoints each of Ross Stevens, Lauren Macioce and Anthony Zuco, and each of them singly, with full powers of substitution and resubstitution, his or her true and lawful attorney, with full power to sign for him or her, and in his or her name and in the capacities indicated below, any Registration Statement of Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045 (the “Master Trust”) and of each of the trusts listed on the schedule attached hereto (the “Feeder Trusts” and collectively with the Master Trust, the “LIFEX Trusts”), on Form N-2, any and all subsequent Pre-Effective Amendments and Post-Effective Amendments to such Registration Statements, any and all supplements or other instruments in connection therewith, any subsequent Registration Statements registering the offering of the common shares of beneficial interest of the respective series of each Feeder Trust and the common and preferred shares of beneficial interest of the series of the Master Trust which may be filed under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended (the “1940 Act”), any and all Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, and Section 30(h) of the 1940 Act, any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed pursuant to the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act), and the rules thereunder, the Commodities Exchange Act, as amended, and/or any rules or regulations passed or adopted by the National Futures Association (“NFA”), the Financial Industry Regulatory Authority (“FINRA”), and/or any other self-regulatory organization (each, an “SRO”) to whose authority a LIFEX Trust is subject, and any and all agreements, filings, documents, registrations, notices, and other instruments required or permitted to be filed to comply with the statutes, rules, regulations or law of any state or jurisdiction, including those required to qualify to do business in any such state or jurisdiction (collectively, the “Applicable Laws”), and to file the same, with all exhibits thereto, and other agreements, documents and other instruments in connection therewith, with the appropriate regulatory body including, but not limited to, the Securities and Exchange Commission, the Commodity Futures Trading Commission, the NFA, FINRA, and any SRO, and/or the securities regulators or other agency or regulatory body of the appropriate states and territories, and generally to do all such things in his or her name and on his or her behalf in connection therewith as such attorney deems necessary or appropriate to comply with the Applicable Laws and all related requirements, granting unto such attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorney lawfully could do or cause to be done by virtue hereof.

Each of the persons whose name appears below hereby acknowledges that the attorneys-in-fact, in serving in such capacity at his or her request, are not assuming, nor is any of the LIFEX Trusts assuming, any of his or her responsibilities to comply with the Applicable Laws. This Power of Attorney shall remain in full force and effect until revoked in a signed writing delivered to the attorneys-in-fact.

/s/ Jeffery Ekberg
Jeffery Ekberg	February 28, 2020
Trustee

/s/ Daniel Charney
Daniel Charney	February 28, 2020
Trustee

/s/ Ross Stevens
Ross Stevens	February 28, 2020
Trustee, President, Chief Executive Officer and Principal Executive Officer

/s/ Lauren Macioce
Lauren Macioce	February 28, 2020
Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer

/s/ Anthony Zuco
Anthony Zuco	February 28, 2020
Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer

SCHEDULE OF FEEDER TRUSTS

Trust Name	Fund Name
Stone Ridge Longevity Risk Premium Fixed Income Trust 65F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 65F
Stone Ridge Longevity Risk Premium Fixed Income Trust 65M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 65M
Stone Ridge Longevity Risk Premium Fixed Income Trust 66F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 66F
Stone Ridge Longevity Risk Premium Fixed Income Trust 66M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 66M
Stone Ridge Longevity Risk Premium Fixed Income Trust 67F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 67F
Stone Ridge Longevity Risk Premium Fixed Income Trust 67M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 67M
Stone Ridge Longevity Risk Premium Fixed Income Trust 68F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 68F
Stone Ridge Longevity Risk Premium Fixed Income Trust 68M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 68M
Stone Ridge Longevity Risk Premium Fixed Income Trust 69F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 69F
Stone Ridge Longevity Risk Premium Fixed Income Trust 69M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 69M
Stone Ridge Longevity Risk Premium Fixed Income Trust 70F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 70F
Stone Ridge Longevity Risk Premium Fixed Income Trust 70M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 70M
Stone Ridge Longevity Risk Premium Fixed Income Trust 71F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 71F
Stone Ridge Longevity Risk Premium Fixed Income Trust 71M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 71M
Stone Ridge Longevity Risk Premium Fixed Income Trust 72F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 72F
Stone Ridge Longevity Risk Premium Fixed Income Trust 72M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 72M
Stone Ridge Longevity Risk Premium Fixed Income Trust 73F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 73F

A-1

Trust Name	Fund Name
Stone Ridge Longevity Risk Premium Fixed Income Trust 73M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 73M
Stone Ridge Longevity Risk Premium Fixed Income Trust 74F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 74F
Stone Ridge Longevity Risk Premium Fixed Income Trust 74M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 74M
Stone Ridge Longevity Risk Premium Fixed Income Trust 75F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 75F
Stone Ridge Longevity Risk Premium Fixed Income Trust 75M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 75M
Stone Ridge Longevity Risk Premium Fixed Income Trust 76F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 76F
Stone Ridge Longevity Risk Premium Fixed Income Trust 76M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 76M
Stone Ridge Longevity Risk Premium Fixed Income Trust 77F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 77F
Stone Ridge Longevity Risk Premium Fixed Income Trust 77M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 77M
Stone Ridge Longevity Risk Premium Fixed Income Trust 78F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 78F
Stone Ridge Longevity Risk Premium Fixed Income Trust 78M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 78M
Stone Ridge Longevity Risk Premium Fixed Income Trust 79F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 79F
Stone Ridge Longevity Risk Premium Fixed Income Trust 79M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 79M
Stone Ridge Longevity Risk Premium Fixed Income Trust 80F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 80F
Stone Ridge Longevity Risk Premium Fixed Income Trust 80M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 80M
Stone Ridge Longevity Risk Premium Fixed Income Trust 81F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 81F
Stone Ridge Longevity Risk Premium Fixed Income Trust 81M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 81M
Stone Ridge Longevity Risk Premium Fixed Income Trust 82F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 82F

A-2

Trust Name	Fund Name
Stone Ridge Longevity Risk Premium Fixed Income Trust 82M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 82M
Stone Ridge Longevity Risk Premium Fixed Income Trust 83F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83F
Stone Ridge Longevity Risk Premium Fixed Income Trust 83M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 83M
Stone Ridge Longevity Risk Premium Fixed Income Trust 84F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 84F
Stone Ridge Longevity Risk Premium Fixed Income Trust 84M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 84M
Stone Ridge Longevity Risk Premium Fixed Income Trust 85F	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 85F
Stone Ridge Longevity Risk Premium Fixed Income Trust 85M	Stone Ridge Longevity Risk Premium Fixed Income Fund 2045 85M

A-3